     Earnings Release  Q2 FY 2021 ResultsJanuary 20, 2021

 Business ResultsQ2 FY 2021

 IMMEDIATE PRIORITIES    Ensuring the health and safety of P&G colleagues around the world.Maximizing the availability of products we produce to help people and their families with their cleaning, health and hygiene needs.Supporting communities, relief agencies and people who are on the front lines of this global pandemic.

 SUPERIORITYTO WIN WITH CONSUMERS  LEADING CONSTRUCTIVE DISRUPTION  FOCUSED & AGILE ORGANIZATION  STRATEGIC FOCUS AREAS  PORTFOLIO: DAILY USE, PERFORMANCE DRIVES BRAND CHOICE  PRODUCTIVITY TO FUEL INVESTMENTS                                                                                                                            Products  Packaging  Value  New StandardOf Excellence  Communication  Retail Execution

   Q2 FY 2021HIGHLIGHTS

 Organic Sales Growth  Organic Volume Growth  Core EPS Growth  Adjusted Free Cash Flow Productivity  Q2 FY ‘21  +8%  +5%  +15%  113%  Currency Neutral Core EPS Growth  +18%  Q2 FY 2021 RESULTS

 Q2 FY 2021 RESULTSORGANIC SALES GROWTH  Q2 Organic sales were driven by volume, pricing and mix. Organic volume up +5%, pricing +1% and mix +2%.

 Core gross margin +150 basis pointsCore operating margin +250 basis pointsTotal productivity savings +280 basis points  Q2 FY 2021 RESULTSCORE EPS GROWTH

 Q2 FY 2021 RESULTSCURRENCY-NEUTRAL CORE EPS GROWTH  Core gross margin ex-FX +200 basis pointsCore operating margin ex-FX +310 basis points

 Business Segment Results and HighlightsQ2 FY 2021

Q2 FY 2021 RESULTS
BEAUTY SEGMENT



Organic Sales
5%
Organic Volume
2%
Net Earnings
11%
Constant Currency Net Earnings
11%

- +2% Pricing, +1% Mix
- Global value share decreased 0.6 points versus year ago. Hair Care share is flat and Skin & Personal Care share is down versus year ago.
- Net Earnings: Volume growth, pricing help, and productivity savings were partially offset by marketing investments behind North America and China innovation and mix due to slower growth on the premium SK-II brand.

 Beauty Segment has delivered 21 consecutive quarters of organic sales growth through Q2.Hair Care organic sales increased mid-single digits versus year ago. Greater China grew double digits driven by premium product innovation and strong retail execution. Latin America grew double digits led by innovation and pricing. North America declined low single digits as moderate category consumption was more than offset by trade inventory corrections.Skin & Personal Care organic sales increased mid-single digits versus year ago. Global Personal Cleansing grew more than 20%, with double digit growth or higher in every region, driven by premium innovation and positive pricing and mix. Global SK-II sales grew low single digits, with strong growth in the mainland of China offset by disruptions in global travel primarily impacting the Japan and Hong Kong markets.  Q2 FY 2021 RESULTSBEAUTY HIGHLIGHTS

Q2 FY 2021 RESULTS
GROOMING SEGMENT


Organic Sales
6%
Organic Volume
4%
Net Earnings
10%
Constant Currency Net Earnings
13%

- +1% Pricing, +1% Mix
- Global value share decreased 0.9 points versus year ago. Sub-category mix reduced total Grooming share. Global Shave share decreased 0.2 points versus year ago. Global Appliances share increased 2.6 points versus year ago.
- Net Earnings: Volume and productivity savings were partially offset by FX headwinds.

Q2 FY 2021 RESULTS
GROOMING HIGHLIGHTS

- Shave Care organic sales increased low single digits versus year ago. High single digit growth in female blades & razors was partially offset by market softness in male blades & razors due to pandemic-related consumption decline. North America Shave Care sales were unchanged versus year ago, with consumption decline offset by positive mix from premium innovation. Europe declined low single digits due to market contraction related to the global pandemic. Greater China grew mid-teens behind mix help from premium innovation and strong retail execution. Latin America organic sales grew double digit behind strong retail execution and devaluation-driven pricing.

- Appliances organic sales increased more than 20% due to premium innovation and increased demand for dry shaving and styling products.

Q2 FY 2021 RESULTS
HEALTH CARE SEGMENT


Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings
9%
4%
15%
15%

- +1% Pricing, +4% Mix
- Global value share increased 1.5 points versus year ago, with share growth in both Oral Care and Personal Health Care.
- Net Earnings: Volume growth, productivity savings and pricing help were partially offset by investments in brand communication and negative mix.

Q2 FY 2021 RESULTS
HEALTH CARE HIGHLIGHTS

- Oral Care organic sales increased double digit versus year ago. North America sales increased high single digits behind premium paste and power toothbrush innovation. Europe organic sales grew double digits led by strong premium innovation on power toothbrush. Greater China grew organic sales mid-teens driven by premium paste and power brush innovation and expansion of whitening.

- Personal Health Care organic sales increased mid-single digits versus year ago led by innovation-driven volume and pricing. A historically slow start to the Cough Cold Flu season has softened the Respiratory business, but virtually all other businesses continue to deliver strong results. The Merck consumer health business acquired a year ago continues to deliver strong results, growing sales high teens versus year ago.

Q2 FY 2021 RESULTS
FABRIC & HOME SEGMENT



Organic Sales
12%
Organic Volume
7%
Net Earnings
28%
Constant Currency Net Earnings
32%

- +1% Pricing, +4% Mix
- Global value share increased 0.9 points versus year ago, with share growth in both Fabric Care and Home Care.
- Net Earnings: Strong premium innovation-driven volume growth and pricing help were partially offset by investments in brand communication and currency headwinds.

Q2 FY 2021 RESULTS
FABRIC & HOME HIGHLIGHTS

- Fabric Care organic sales grew high single digits versus year ago. North America delivered mid-teens organic sales growth led by premium innovation-driven volume growth across Laundry and Fabric Enhancers, investments in brand communication, strong retail execution and market growth. Greater China Fabric Care increased mid-single digits driven by premium innovation, partially offset by channel mix.

- Home Care organic sales grew around 30%, with growth above 30% in Dish and Surface Care, and high teens growth in Air Care. Sales increased behind strong innovation and continued consumer demand for home cleaning products during the pandemic. North America sales grew more than 30% and Europe sales grew more than 20%.

Q2 FY 2021 RESULTS
BABY, FEMININE, and FAMILY CARE SEGMENT



Organic Sales
Organic Volume
Net Earnings
Constant Currency Net Earnings
6%
4%
27%
32%

- +2% Pricing, flat Mix
- Global value share decreased 0.2 points versus year ago. FemCare is growing share versus year ago, offset by share decline in Baby Care and Family Care.
- Net Earnings: Volume growth, productivity savings, commodity tailwinds and pricing were partially offset by currency headwinds.

Q2 FY 2021 RESULTS
BABY, FEMININE, and FAMILY CARE HIGHLIGHTS

- Baby Care organic sales increased low single digits. North America grew mid-single digits driven by retailer inventory re-stocking and consumption growth across premium products, pants and wipes. Europe organic sales grew mid-single digits driven by wipes consumption and pricing. Latin America declined low single digits related to market contraction, partially offset by devaluation pricing.

- Feminine Care organic sales increased mid-single digits led by strong growth in Greater China and North America. Sales growth driven by volume and mix related to premium innovation and pricing.

- Family Care organic sales increased double digits driven by increased consumer consumption and pricing help related to lower promotional spending, partially offset by negative size mix.

FY 2021 Guidance

   FY ‘21  Organic Sales Growth (increased)  +5% to +6%   All-in Sales Growth (increased)  +5% to +6%   Increased organic sales growth guidance to +5% to +6%Increased all-in sales growth to +5% to +6%Foreign exchange is expected to be neutral for the year  FY 2021 GuidanceSALES

   FY ‘21  FY ’20 BasePeriod EPS  Core EPS Growth (increased)  +8% to +10%  $5.12  All-in EPS Growth (increased)  +8% to +10%  $4.96  Increased Core EPS growth to +8% to +10% Increased All-in EPS to +8% to +10%Includes non-core charges of $0.16 per share from early debt retirementCore Effective Tax Rate range of 18% to 19%   FY 2021 GuidanceEARNINGS PER SHARE

  Increased Free Cash Flow Productivity: 95% to 100%Capital Spending % Sales: 4% to 5%Dividends: ~$8BIncreased Share Repurchase: Up to $10B  FY 2021 GuidanceCASH GENERATION AND USAGE

 Significant deceleration of market growth ratesSignificant currency weaknessSignificant commodity cost increasesAdditional geo-political disruptions and economic volatility  FY 2021 GuidancePOTENTIAL HEADWINDS NOT INCLUDED IN GUIDANCE

 Forward Looking Statements  Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, except to the extent required by law.Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to effect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets or changes to our credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to factors outside of our control, such as natural disasters, acts of war or terrorism, or disease outbreaks; (5) the ability to successfully manage cost fluctuations and pressures, including prices of commodities and raw materials, and costs of labor, transportation, energy, pension and healthcare; (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits and technological advances attained by, and patents granted to, competitors; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third-party relationships, such as our suppliers, contract manufacturers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third party information and operational technology systems, networks and services, and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage uncertainties related to changing political conditions (including the United Kingdom’s exit from the European Union) and potential implications such as exchange rate fluctuations and market contraction; (13) the ability to successfully manage regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, product and packaging composition, intellectual property, labor and employment, antitrust, data protection, tax, environmental, and accounting and financial reporting) and to resolve pending matters within current estimates; (14) the ability to manage changes in applicable tax laws and regulations including maintaining our intended tax treatment of divestiture transactions; (15) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company’s overall business strategy and financial objectives, without impacting the delivery of base business objectives; (16) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes, while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited; and (17) the ability to successfully manage the demand, supply, and operational challenges associated with a disease outbreak, including epidemics, pandemics, or similar widespread public health concerns (including the novel coronavirus, COVID-19, outbreak). For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K/A, 10-Q and 8-K reports.

 Forward Looking Statements  Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, except to the extent required by law.Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to effect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets or changes to our credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to factors outside of our control, such as natural disasters, acts of war or terrorism, or disease outbreaks; (5) the ability to successfully manage cost fluctuations and pressures, including prices of commodities and raw materials, and costs of labor, transportation, energy, pension and healthcare; (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits and technological advances attained by, and patents granted to, competitors; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third-party relationships, such as our suppliers, contract manufacturers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third party information and operational technology systems, networks and services, and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage uncertainties related to changing political conditions (including the United Kingdom’s exit from the European Union) and potential implications such as exchange rate fluctuations and market contraction; (13) the ability to successfully manage regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, product and packaging composition, intellectual property, labor and employment, antitrust, data protection, tax, environmental, and accounting and financial reporting) and to resolve pending matters within current estimates; (14) the ability to manage changes in applicable tax laws and regulations including maintaining our intended tax treatment of divestiture transactions; (15) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company’s overall business strategy and financial objectives, without impacting the delivery of base business objectives; (16) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes, while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited; and (17) the ability to successfully manage the demand, supply, and operational challenges associated with a disease outbreak, including epidemics, pandemics, or similar widespread public health concerns (including the novel coronavirus, COVID-19, outbreak). For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K/A, 10-Q and 8-K reports.

 Forward Looking Statements  Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, except to the extent required by law.Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to effect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets or changes to our credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to factors outside of our control, such as natural disasters, acts of war or terrorism, or disease outbreaks; (5) the ability to successfully manage cost fluctuations and pressures, including prices of commodities and raw materials, and costs of labor, transportation, energy, pension and healthcare; (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits and technological advances attained by, and patents granted to, competitors; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third-party relationships, such as our suppliers, contract manufacturers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third party information and operational technology systems, networks and services, and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage uncertainties related to changing political conditions (including the United Kingdom’s exit from the European Union) and potential implications such as exchange rate fluctuations and market contra
The Procter & Gamble Company Regulation G Reconciliation of Non-GAAP Measures

In accordance with the SEC's Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's January 20, 2021 earnings call, associated slides, and other materials and the reconciliation to the most closely related GAAP measure. We believe that these measures provide useful perspective on underlying business trends (i.e. trends excluding non-recurring or unusual items) and results and provide a supplemental measure of year-on-year results. The non-GAAP measures described below are used by Management in making operating decisions, allocating financial resources and for business strategy purposes. These measures may be useful to investors as they provide supplemental information about business performance and provide investors a view of our business results through the eyes of Management. Certain of these measures are also used to evaluate senior management and are a factor in determining their at-risk compensation. These non-GAAP measures are not intended to be considered by the user in place of the related GAAP measure, but rather as supplemental information to our business results.  These non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in method and in the items or events being adjusted. The Company is not able to reconcile its forward-looking non-GAAP cash flow and effective tax rate measures because the Company cannot predict the timing and amounts of discrete items such as acquisition and divestitures, which could significantly impact GAAP results.

The measures provided are as follows:
1.	Organic sales growth — page 3
2.	Core EPS and currency-neutral Core EPS — page 5
3.	Core gross margin and currency-neutral Core gross margin – page 7
4.	Core operating profit margin and currency-neutral Core operating profit margin — page 7
5.	Adjusted free cash flow productivity — page 8

Organic sales growth*:  Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions and divestitures, the impact from the July 1, 2018 adoption of new accounting standards for “Revenue from Contracts with Customers”, the impact from India Goods and Services Tax changes (which were effective on July 1, 2017), the impact of Venezuela deconsolidation in 2016 and foreign exchange from year-over-year comparisons. Management believes this measure provides investors with a supplemental understanding of underlying sales trends by providing sales growth on a consistent basis.

The Core earnings measures included in the following reconciliation tables refer to the equivalent GAAP measures adjusted as applicable for the following items:
•
Incremental restructuring:  The Company has historically had an ongoing level of restructuring activities.  Such activities have resulted in ongoing annual restructuring related charges of approximately $250 - $500 million before tax.  Since 2012, the Company has had a strategic productivity and cost savings initiative that resulted in incremental restructuring charges.  The adjustment to Core earnings includes only the restructuring costs above what we believe are the normal recurring level of restructuring costs.  In fiscal 2021 and onwards, the Company expects to incur restructuring costs within our historical ongoing level.

•
Gain on Dissolution of the PGT Healthcare Partnership: The Company finalized the dissolution of our PGT Healthcare partnership, a venture between the Company and Teva Pharmaceuticals Industries, Ltd (Teva) in the OTC consumer healthcare business, in the quarter ended September 30, 2018. The transaction was accounted for as a sale of the Teva portion of the PGT business; the Company recognized an after-tax gain on the dissolution of $353 million.

•
Shave Care Impairment: In the fourth quarter of fiscal 2019, the company recognized a one-time, non-cash, after-tax charge of $8.0 billion ($8.3 billion before tax) to adjust the carrying values of the Shave Care reporting unit. This was comprised of a before and after-tax impairment charge of $6.8 billion related to goodwill and an after-tax impairment charge of $1.2 billion ($1.6 billion before tax) to reduce the carrying value of the Gillette indefinite-lived intangible assets.

•
Anti-dilutive Impacts: The Shave Care impairment charges caused certain equity instruments that are normally dilutive (and hence normally assumed converted or exercised for the purposes of determining diluted net earnings per share) to be anti-dilutive. Accordingly, for U.S. GAAP diluted earnings per share, these instruments were not assumed to be concerted or exercised. Specifically, in the fourth quarter and total fiscal 2019, the weighted average outstanding preferred shares were not included in the diluted weighted average common shares outstanding. Additionally, in the fourth quarter of fiscal 2019, none of our outstanding share-based equity awards were included in the diluted weighted average common shares outstanding. As a result of the non-GAAP Shave Care impairment adjustment, these instruments are dilutive for non-GAAP earnings per share.

•
Early debt extinguishment charges:  In the three months ended December 31, 2020, the company recorded after tax charges of $427 million ($512 million before tax), due to early extinguishment of certain long-term debt.  These charges represent the difference between the reacquisition price and the par value of the debt extinguished.

•
Transitional Impact of U.S. Tax Act: In December 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the "U.S. Tax Act") that resulted in net transitional charges. The adjustment to Core earnings only includes this transitional impact. It does not include the ongoing impacts of the lower U.S. statutory rate on the respective years' earnings.

We do not view the above items to be part of our sustainable results, and their exclusion from core earnings measures provides a more comparable measure of year-on-year results. These items are also excluded when evaluating senior management in determining their at-risk compensation. Management views the following non-GAAP measures as useful supplemental measures of Company performance and operating efficiency over time.

Core EPS and currency-neutral Core EPS*:  Core earnings per share, or Core EPS, is a measure of the Company's diluted net earnings per share from continuing operations adjusted as indicated.  Currency-neutral Core EPS is a measure of the Company's Core EPS excluding the incremental current year impact of foreign exchange.

Core gross margin: Core gross margin is a measure of the Company's gross margin adjusted for items as indicated.

Currency-neutral Core gross margin: Currency-neutral Core gross margin is a measure of the Company's Core gross margin excluding the incremental current year impact of foreign exchange.

Core operating profit margin*: Core operating profit margin is a measure of the Company's operating margin adjusted for items as indicated.

Currency-neutral Core operating profit margin*: Currency-neutral Core operating profit margin is a measure of the Company's Core operating profit margin excluding the incremental current year impact of foreign exchange.

Free cash flow: Free cash flow is defined as operating cash flow less capital spending. Free cash flow represents the cash that the Company is able to generate after taking into account planned maintenance and asset expansion.  Management views free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends, share repurchases, acquisitions and other discretionary investment.

Adjusted free cash flow:  Adjusted free cash flow is defined as operating cash flow less capital spending and adjustments for items as indicated. Adjusted free cash flow represents the cash that the Company is able to generate after taking into account planned maintenance and asset expansion.  Management views adjusted free cash flow as an important measure because it is one factor used in determining the amount of cash available for dividends, share repurchases, acquisitions and other discretionary investment.

Adjusted free cash flow productivity*:  Adjusted free cash flow productivity is defined as the ratio of adjusted free cash flow to net earnings excluding the charges for early debt extinguishment (which are not considered part of our ongoing operations). Management views adjusted free cash flow productivity as a useful measure to help investors understand P&G’s ability to generate cash. Adjusted free cash flow productivity is used by management in making operating decisions, allocating financial resources and for budget planning purposes.  The Company's long-term target is to generate annual free cash flow productivity at or above 90 percent.

* Measure is used to evaluate senior management and is a factor in determining their at-risk compensation.

1. Organic sales growth:

Three Months Ended December 31, 2020	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other*	Organic Sales Growth
Beauty	6%	-1%	-%	5%
Grooming	5%	1%	-%	6%
Health Care	9%	-%	-%	9%
Fabric Care & Home Care	7%	-%	-%	12%
Baby, Feminine & Family Care	4%	-%	-%	6%
Total P&G	8%	-%	-%	8%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Six Months Ended December 31, 2020	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other*	Organic Sales Growth
Total P&G	8%	1%	-%	9%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Calendar Year 2019

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other*	Organic Sales Growth
Calendar Year 2019	4%	3%	(1)%	6%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures for all periods, the impact from the July 1, 2018 adoption of new accounting standards for "Revenue from Contracts with Customers" and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Calendar Year 2020

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition & Divestiture Impact/Other*	Organic Sales Growth
Calendar Year 2020	6%	1%	1%	8%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures for all periods and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Prior Quarters

Total Company	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact/Other*	Organic Sales Growth
JAS 2019	7%	2%	(2)%	7%
OND 2019	5%	1%	(1)%	5%
JFM 2020	5%	2%	(1)%	6%
AMJ 2020	4%	3%	(1)%	6%
JAS 2020	9%	1%	(1)%	9%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Prior Quarters Beauty

Total Beauty	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact/Other*	Organic Sales Growth
OND 2015	(10)%	7%	4%	1%
JFM 2016	(8)%	5%	4%	1%
AMJ 2016	(5)%	3%	3%	1%
JAS 2016	(1)%	2%	2%	3%
OND 2016	(1)%	2%	2%	3%
JFM 2017	(2)%	1%	2%	1%
AMJ 2017	2%	2%	1%	5%
JAS 2017	5%	-%	-%	5%
OND 2017	10%	(1)%	-%	9%
JFM 2018	10%	(5)%	-%	5%
AMJ 2018	10%	(3)%	-%	7%
JAS 2018	5%	3%	(1)%	7%
OND 2018	4%	4%	-%	8%
JFM 2019	4%	5%	-%	9%
AMJ 2019	3%	5%	-%	8%
JAS 2019	8%	2%	-%	10%
OND 2019	7%	1%	-%	8%
JFM 2020	(1)%	2%	-%	1%
AMJ 2020	-%	4%	(1)%	3%
JAS 2020	7%	1%	(1)%	7%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures for all periods, the impact from the July 1, 2018 adoption of new accounting standards for "Revenue from Contracts with Customers", the impact of India Goods and Services Tax implementation in FY 2018, the impact of Venezuela deconsolidation in 2016 and rounding impacts necessary to reconcile net sales to organic sales.

Organic Sales
Guidance

Total Company	Net Sales Growth	Combined Foreign Exchange & Acquisition/Divestiture Impact/Other*	Organic Sales Growth
FY 2021 (Estimate)	+5% to +6%	-	+5% to +6%
* Acquisition & Divestiture Impact/Other includes the volume and mix impact of acquisitions and divestitures and rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS and currency-neutral Core EPS:

	Three Months Ended December 31
	2020	2019
Diluted Net Earnings Per Share	$1.47	$1.41
Incremental Restructuring		0.01
Early Debt Extinguishment	0.16
Rounding	0.01
Core EPS	$1.64	$1.42
Percentage change vs. prior period	15%
Currency Impact to Earnings	0.03
Currency-Neutral Core EPS	$1.67
Percentage change vs. prior period Core EPS	18%

Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

	Six Months Ended December 31
	2020	2019
Diluted Net Earnings Per Share	$3.10	$2.77
Incremental Restructuring		0.02
Early Debt Extinguishment	0.16
Rounding	0.01
Core EPS	$3.27	$2.79
Percentage change vs. prior period	17%
Currency Impact to Earnings	0.07
Currency-Neutral Core EPS	$3.34
Percentage change vs. prior period Core EPS	20%

Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

Core EPS
Calendar Year 2019

	Twelve Months Ended December 31
	2019	2018
Diluted Net Earnings Per Share	$1.78	$4.11
Incremental Restructuring	0.10	0.24
Transitional Impacts of U.S. Tax Reform		(0.01)
Gain on Dissolution of PGT Partnership		(0.13)
Early Debt Extinguishment		0.09
Shave Care Impairment	3.02
Anti-Dilutive Impact	0.04
Core EPS	$4.94	$4.30
Percentage change vs. prior period	15%
Currency Impact to Earnings	0.20
Rounding	0.01
Currency-Neutral Core EPS	$5.15
Percentage change vs. prior period Core EPS	20%

Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction.

Core EPS
Prior Quarters

	JAS 19	JAS 18	OND 19	OND 18	JFM 20	JFM 19	AMJ 20	AMJ 19	JAS 20	JAS 19
Diluted Net Earnings Per Share attributable to P&G	$ 1.36	$ 1.22	$ 1.41	$1.22	$1.12	$1.04	$1.07	$(2.12)	$1.63	$1.36
Incremental Restructuring	0.01	0.03	0.01	0.03	0.05	0.02	0.09	0.06		0.01
Gain on Dissolution of PGT Partnership		(0.14)
Shave Care Impairment								3.02
Anti-dilutive Impacts								0.14
Rounding		0.01
Core EPS	$ 1.37	$ 1.12	$1.42	$1.25	$1.17	$1.06	$1.16	$1.10	$1.63	$1.37
Percentage change vs. prior period	22%		14%		10%		5%		19%
Currency Impact to Earnings	0.02		0.02		0.05		0.06		0.04
Currency-Neutral Core EPS	$1.39		$1.44		$1.22		$1.22		$1.67
Percentage change vs. prior period Core EPS	24%		15%		15%		11%		22%

Note – All reconciling items are presented net of tax. Tax effects are calculated consistent with the nature of the underlying transaction

Core EPS
Guidance

Total Company	Diluted EPS Growth	Impact of Incremental Non-Core Items*	Core EPS Growth
FY 2021 (Estimate)	+8% to +10%	-	+8% to +10%
* Includes net impact of prior year incremental non-core restructuring charges and early debt extinguishment charges in FY2021.

3. Core gross margin:

	Three Months Ended December 31
	2020	2019
Gross Margin	53.1%	51.4%
Incremental Restructuring		0.2%
Core Gross Margin	53.1%	51.6%
Basis point change vs. prior year Core margin	150
Currency Impact to Margin	0.5%
Currency-Neutral Core Gross Margin	53.6%
Basis point change vs prior year Core margin	200

4. Core operating profit margin:

	Three Months Ended December 31
	2020	2019
Operating Profit Margin	27.2%	24.6%
Incremental Restructuring		0.1%
Core Operating Profit Margin	27.2%	24.7%
Basis point change vs. prior year Core margin	250
Currency Impact Margin	0.6%
Currency-Neutral Core Operating Profit Margin	27.8%
Basis point change vs. prior year Core Margin	310

5. Adjusted free cash flow productivity (dollar amounts in millions):

Three Months Ended December 31, 2020
Operating Cash Flow	Capital Spending	Free Cash Flow	Net Earnings	Early Debt Extinguishment Charges	Net Earnings Excluding Adjustments	Adjusted Free Cash Flow Productivity
$5,424	$(567)	$4,857	$3,887	$427	$4,314	113%

Six Months Ended December 31, 2020
Operating Cash Flow	Capital Spending	Adjustment*	Adjusted Free Cash Flow	Net Earnings	Early Debt Extinguishment Charges	Net Earnings Excluding Adjustments	Adjusted Free Cash Flow Productivity
$10,163	$(1,417)	$225	$8,971	$8,195	$427	$8,622	104%
*Adjustment to free cash flow is the tax payments for the transitional tax resulting from the U.S. Tax Act.

Twelve Months Ended December 31, 2019
Operating Cash Flow	Capital Spending	Adjustments*	Adjusted Free Cash Flow	Net Earnings	Adjustments to Net Earnings**	Adjusted Net Earnings	Adjusted Free Cash Flow Productivity
$16,201	$(3,250)	$215	$13,166	$4,899	$7,978	$12,877	102%
*Adjustments to free cash flow include tax payments for the transitional tax resulting from the U.S. Tax Act and tax payments related to the Merck OTC Consumer Healthcare acquisition.
**Adjustments to Net Earnings relate to the Shave Care Impairment charge.

ction; (13) the ability to successfully manage regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, product and packaging composition, intellectual property, labor and employment, antitrust, data protection, tax, environmental, and accounting and financial reporting) and to resolve pending matters within current estimates; (14) the ability to manage changes in applicable tax laws and regulations including maintaining our intended tax treatment of divestiture transactions; (15) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company’s overall business strategy and financial objectives, without impacting the delivery of base business objectives; (16) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes, while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited; and (17) the ability to successfully manage the demand, supply, and operational challenges associated with a disease outbreak, including epidemics, pandemics, or similar widespread public health concerns (including the novel coronavirus, COVID-19, outbreak). For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K/A, 10-Q and 8-K reports.